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Scudder Small Company Stock Fund

Classes A, B and C

Semiannual Report

March 31, 2002

Contents

Click Here Performance Summary

Click Here Economic Overview

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Products and Services

Click Here Account Management Resources

Click Here Privacy Statement

Scudder Small Company Stock Fund	Nasdaq Symbol	CUSIP Number
Class A	SZCAX	460965-585
Class B	SZCBX	460965-577
Class C	SZCCX	460965-569

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Stock Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	28.30%	23.36%	7.77%	6.59%	6.26%
Class B(a)	27.61%	22.15%	6.84%	5.70%	5.37%
Class C(a)	27.61%	22.16%	6.86%	5.73%	5.40%
Russell 2000 Index+	25.91%	13.98%	9.84%	9.52%	7.67%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 3/31/02	$ 20.58	$ 20.43	$ 20.43
9/30/01	$ 16.04	$ 16.01	$ 16.01

Class AARP Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	276	21
3-Year	184	of	197	93
5-Year	105	of	117	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Small Company Stock Fund - Class A -- Russell 2000 Index+

Yearly periods ended March 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,627	$11,796	$12,969	$12,885
	Average annual total return	16.27%	5.66%	5.34%	5.05%
Class B(c)	Growth of $10,000	$11,915	$11,996	$13,096	$12,993
	Average annual total return	19.15%	6.25%	5.54%	5.22%
Class C(c)	Growth of $10,000	$12,216	$12,203	$13,210	$13,108
	Average annual total return	22.16%	6.86%	5.73%	5.40%
Russell 2000 Index+	Growth of $10,000	$11,398	$13,250	$15,759	$14,651
	Average annual total return	13.98%	9.84%	9.52%	7.67%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.
** The Fund commenced operations on February 1, 1997. Index comparisons begin January 31, 1997.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Investing in securities of small companies may involve greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Robert Tymoczko and Stephen Marsh discuss the market environment and strategy for the fund's most recent semiannual period ended March 31, 2002. Tymoczko and Marsh managed the fund through April 7, 2002. Joshua Feuerman and Michael Patchen assumed management of the fund on April 8, 2002.

Q: How did Scudder Small Company Stock Fund perform over the most recent six-month period?

A: In a period in which small company stocks outperformed large-capitalization1 growth stocks by a wide margin, Class A shares of the fund posted a total return of 28.30 percent (unadjusted for sales charge) for the six months ended March 31, 2002, compared with the 25.91 percent return of the Russell 2000 Index.

1 Capitalization is the value of a company's outstanding shares of common stock, calculated by multiplying the number of outstanding shares by the company's current share price.

Q: How do you account for the fund's strong performance relative to its benchmark during the most recent six-month period?

A: The primary reason for the fund's outperformance during the period was its holdings in micro-cap stocks (generally the smallest-capitalization stocks available in the market). Over the course of the period, the smallest-cap stocks performed best, and the fund had a significant weighting in micro-cap stocks. In addition, the fund's emphasis on companies with strong fundamentals and attractive valuations contributed to performance.

Q: What is your outlook for the stock market and the fund?

A: While we believe that investments in stocks are an investor's best bet over the long term, we are cautious in the short run. Market valuations remain high. Because most measures of stock market performance have declined over the past two years, people assume that stocks must now be reasonably valued to inexpensive. The problem with this assumption is that, on average, corporate profitability has fallen more quickly than stock prices (and prices may still be high as value has fallen faster than prices, in some cases). Of course, growth stocks have exhibited the highest degree of overvaluation during recent times, especially within the technology and telecommunications sectors, and we don't expect those sectors to perform well over the coming months. Large-cap stocks as a group are struggling with a tremendous amount of corporate debt, and some of the industries in this group are not earning enough return to support the debt. Small-cap stocks, which generally derive more of the money they need for day-to-day operations from offering stock for sale to the public than from borrowing from banks, look to be in better shape than many large-cap companies, which are more heavily reliant on the banks. Overall, we remain confident that the stock market - and Scudder Small Company Stock Fund - will continue to offer attractive returns to investors over the long term.

How the fund is managed
Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,300 small U.S. companies. Small companies are generally defined as those with stock market capitalizations below $2 billion. Four primary dimensions are considered: valuation, trends in earnings, price momentum, and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the overall small-cap universe. Earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than their industry peers. To limit individual security risk and provide trading flexibility, 300 or more small- and micro-cap (those with market capitalizations of $250 million or less) securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Asset Allocation	3/31/02	9/30/01

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Stock Characteristics at March 31, 2002
Median Values	Fund	Russell 2000 Index	Fund as % of Universe
Market Capitalization ($ millions)	671	833	81%
Price/Earnings	17.6	19.4	91%
Return on Equity (3-year)	10.3	4.7	219%
Sales Growth (3-year)	21.5	22.3	96%
Number of Stocks	335	1904

Asset allocation and stock characteristics are subject to change.

Sectors/Largest Holdings at March 31, 2002
1. Financial (18%) First Oak Brook Bancshares, Inc. "A" Holder for provider of savings and loan services
2. Technology (16%) Bel Fuse, Inc. Designer, manufacturer and retailer of products used in networking
3. Health (13%) NDCHealth Corp. Provider of health information products and services
4. Consumer Discretionary (12%) Escalade, Inc. Manufacturer of sporting goods and recreational items
5. Manufacturing (9%) Harsco Corp. Operator of diversified manufacturing and services business
6. Durables (6%) Alliant Techsystems, Inc. Maker of gunpowder, smart bombs and rocket propulsion systems
7. Construction (4%) EMCOR Group, Inc. Provider of mechanical and electrical construction services
8. Service Industries (4%) ICT Group, Inc. Provider of marketing research and customer service telemarketing for companies in the financial industry
9. Consumer Staples (3%) J & J Snack Foods Corp. Manufacturer of pretzels and snack foods
10. Energy (3%) Petroleum Development Corp. Producer and distributor of petroleum

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page Click Here. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 96.2%
Communications 2.1%
Cellular Telephone 0.1%
Boston Communications Group, Inc.*	14,600	125,706
Telephone/Communications 2.0%
Applied Signal Technology, Inc.	20,900	192,280
CT Communications, Inc.	8,100	120,690
Hector Communications Corp.*	40,900	593,050
IDT Corp.*	5,500	111,045
Lightbridge, Inc.*	23,800	276,794
Metro One Telecommunications, Inc.*	19,500	494,325
Plantronics, Inc.*	8,800	184,096
Touch America Holdings, Inc.*	15,200	57,912
Universal Access Global Holdings, Inc.*	5,900	8,909
		2,039,101
Construction 4.0%
Building Materials 1.3%
Florida Rock Industries, Inc.	13,350	531,864
Granite Construction, Inc.	10,200	251,022
Meritage Corp.*	8,000	511,200
		1,294,086
Building Products 0.7%
Apogee Enterprises, Inc.	10,100	123,220
EMCOR Group, Inc.*	10,500	609,000
		732,220
Forest Products 0.4%
Rayonier, Inc.	7,300	388,944
Homebuilding 1.6%
Beazer Homes USA, Inc.*	5,800	449,790
MDC Holdings, Inc.	3,630	156,816
NVR, Inc.*	100	31,550
The Ryland Group, Inc.	4,300	387,860
Skyline Corp.	9,700	301,185
Standard Pacific Corp.	13,200	370,920
		1,698,121
Consumer Discretionary 11.7%
Apparel & Shoes 1.6%
Chico's FAS, Inc.*	13,050	439,785
Factory 2-U Stores, Inc.*	14,700	189,630
G-III Apparel Group Ltd.*	23,800	190,400
Genesco, Inc.*	15,100	416,307
Steven Madden Ltd.*	10,700	187,250
The Children's Place Retail Stores, Inc.*	4,000	132,000
Timberland Co. "A"*	2,500	105,625
		1,660,997
Home Furnishings 1.4%
American Woodmark Corp.	5,200	328,000
La-Z-Boy, Inc.	25,200	691,740
Pier 1 Imports, Inc.	22,000	452,980
		1,472,720
Hotels & Casinos 1.3%
Alliance Gaming Corp.*	2,600	79,378
Argosy Gaming Co.*	5,000	183,450
Isle of Capri Casinos, Inc.*	28,600	527,670
Prime Hospitality Corp.*	24,700	324,805
Shuffle Master, Inc.*	9,900	204,534
		1,319,837
Recreational Products 1.9%
4Kids Entertainment, Inc.*	11,400	227,085
Escalade, Inc.*	11,960	825,240
Thor Industries, Inc.	10,550	499,015
Winnebago Industries, Inc.	9,400	394,706
		1,946,046
Restaurants 2.3%
Applebee's International, Inc.	15,650	568,095
Benihana, Inc. "A"*	27,900	569,160
CEC Entertainment, Inc.*	11,900	549,780
Garden Fresh Restaurant Corp.*	37,200	358,980
IHOP Corp.*	3,800	128,098
Ryan's Family Steak Houses, Inc.*	3,600	86,400
Worldwide Restaurants Concepts, Inc.*	48,700	77,433
		2,337,946
Specialty Retail 3.2%
Brookstone, Inc.*	33,900	542,400
Christopher and Banks Corp.*	21,362	701,742
Circuit City Stores, Inc. - CarMax Group*	5,100	131,886
Fossil, Inc.*	7,500	199,425
Michaels Stores, Inc.*	12,000	453,600
Movie Gallery, Inc.*	5,400	92,718
Playtex Products, Inc.*	28,000	304,080
Priceline.com, Inc.*	22,900	119,767
Regis Corp.	2,800	78,624
Sonic Automotive, Inc.	9,000	269,820
Zale Corp.*	9,700	393,820
		3,287,882
Consumer Staples 2.7%
Alcohol & Tobacco 0.2%
Todhunter International, Inc.*	15,600	149,760
Consumer Electronic and Photographic 0.5%
Salton, Inc.*	27,800	551,830
Consumer Specialties 0.2%
Media Arts Group, Inc.*	46,300	146,771
Ocular Sciences, Inc.*	1,900	53,206
		199,977
Farming 0.5%
AG Services of America, Inc.*	14,300	200,200
Sylvan, Inc.*	27,800	321,090
		521,290
Food & Beverage 1.1%
Fresh Brands, Inc.	9,900	168,300
J & J Snack Foods Corp.*	18,700	699,006
Nash-Finch Co.	4,100	111,725
Pathmark Stores, Inc.*	5,000	119,750
		1,098,781
Package Goods/Cosmetics 0.2%
Chattem, Inc.*	9,100	213,213
Durables 5.7%
Aerospace 1.5%
Aeroflex, Inc.*	12,600	162,036
Alliant Techsystems, Inc.*	7,900	805,721
Curtiss-Wright Corp.	8,800	585,200
		1,552,957
Automobiles 1.3%
Borg-Warner Automotive, Inc.	10,458	658,017
Group 1 Automotive, Inc.*	3,500	136,675
Oshkosh Truck Corp.	8,900	506,410
		1,301,102
Construction/Agricultural Equipment 1.3%
Stewart & Stevenson Services, Inc.	29,200	565,020
Terex Corp.*	8,300	187,580
The Manitowoc Co., Inc.	15,950	630,025
		1,382,625
Leasing Companies 0.5%
Aaron Rents, Inc.	24,700	564,395
Telecommunications Equipment 1.1%
ADTRAN, Inc.*	11,100	267,954
Andrew Corp.*	6,500	108,745
Cognitronics Corp.*	23,850	83,475
CommScope, Inc.*	9,900	172,260
Tollgrade Communications, Inc.*	20,600	504,906
		1,137,340
Energy 2.5%
Oil & Gas Production 2.0%
Forest Oil Corp.*	7,000	207,340
Houston Exploration Co.*	5,000	155,000
Key Production Co., Inc.*	12,700	240,665
Patina Oil & Gas Corp.	3,900	122,928
Petroleum Development Corp.*	77,600	496,562
Remington Oil & Gas Corp.*	9,700	195,552
St. Mary Land & Exploration Co.	10,200	221,442
Swift Energy Co.*	6,400	126,080
Unit Corp.*	16,500	301,785
		2,067,354
Oil Companies 0.2%
Holly Corp.	10,500	194,775
Oil/Gas Transmission 0.2%
Western Gas Resources, Inc.	6,300	234,486
Oilfield Services/Equipment 0.1%
Spinnaker Exploration Co.*	3,200	133,280
Financial 17.5%
Banks 8.5%
BOK Financial Corp.	12,500	423,750
Cathay Bancorp.	400	28,840
Chemical Financial Corp.	10,500	314,685
Columbia Banking System, Inc.	22,411	298,066
Downey Financial Corp.	4,200	191,520
First Essex Bancorp.	15,800	480,952
First Oak Brook Bancshares, Inc. "A"	24,700	769,405
Firstbank Corp.	3,700	106,930
Flagstar Bancorp., Inc.	10,700	249,096
Independence Community Bank Corp.	23,400	658,242
Jacksonville Bancorp., Inc.	9,500	220,400
Kankakee Bancorp., Inc.	4,400	173,360
LSB Corp.	45,600	575,928
MB Financial, Inc.	16,400	491,180
Medford Bancorp., Inc.	23,600	595,664
New Hampshire Thrift Bancshares, Inc.	9,600	156,470
Northrim Bancorp., Inc.	47,257	692,315
Parkvale Financial Corp.	24,296	609,830
Pinnacle Bancshares, Inc.	17,700	159,300
Progress Financial Corp.	19,082	170,593
R & G Financial Corp.	5,500	109,615
Seacoast Financial Services Corp.	15,900	313,071
Silicon Valley Bancshares*	12,000	363,000
Southwest Bancorp., Inc.	11,700	237,112
The Peoples Holding Co.	3,200	122,240
Wintrust Financial Corp.	9,750	223,958
		8,735,522
Consumer Finance 0.1%
WFS Financial, Inc.*	6,200	154,442
Insurance 4.7%
ACMAT Corp. "A"*	15,700	152,761
AmerUS Group, Inc.	16,200	622,890
Atlantic American Corp.*	71,600	165,396
Cotton States Life Insurance Co.	45,525	445,690
Fidelity National Financial, Inc.	19,767	521,256
First American Financial Co.	25,900	551,152
Hilb, Rogal & Hamilton Co.	3,200	99,840
Investors Title Co.	19,100	352,586
Kansas City Life Insurance Co.	6,400	248,320
MONY Group, Inc.	16,491	664,917
RLI Corp.	9,475	489,858
Selective Insurance Group, Inc.	4,800	128,160
The Midland Co.	8,800	374,880
		4,817,706
Other Financial Companies 1.1%
Digital Insight Corp.*	6,100	168,055
Doral Financial Corp.	4,500	152,775
Firstfed America Bancorp., Inc.	13,001	310,727
The Student Loan Corp.	5,500	503,800
		1,135,357
Real Estate 3.1%
AMREP Corp.*	65,600	480,192
Annaly Mortgage Management, Inc. (REIT)	7,300	123,954
Healthcare Realty Trust, Inc. (REIT)	18,300	555,588
HRPT Properties Trust (REIT)	56,500	508,500
Kramont Realty Trust	12,300	166,665
Pan Pacific Retails Properties, Inc. (REIT)	16,300	498,291
The Mills Corp. (REIT)	18,500	517,260
Thornburg Mortgage, Inc. (REIT)	18,100	362,724
		3,213,174
Health 13.4%
Biotechnology 0.5%
CV Therapeuthics, Inc.*	6,900	249,780
Enzo Biochem, Inc.	6,872	139,232
Orchid Biosciences, Inc.*	23,800	61,642
		450,654
Health Industry Services 4.5%
Air Methods Corp.*	35,700	257,040
Apria Healthcare Group, Inc.*	6,300	154,413
Beverly Enterprises, Inc.*	11,300	81,360
Covance, Inc.*	13,100	265,668
First Health Group Corp.*	8,200	197,866
Five Star Quality Care, Inc.*	565	4,136
Healthcare Services Group, Inc.*	52,050	595,973
IMPATH, Inc.*	5,300	217,512
Laboratory Corp. of America Holdings*	3,200	306,752
MedQuist, Inc.*	6,600	198,000
NDCHealth Corp.	17,100	622,269
Pacificare Health Systems, Inc.*	9,300	162,285
PAREXEL International Corp.*	12,000	192,480
Prime Medical Services, Inc.*	30,200	228,916
RehabCare Group, Inc.*	15,200	433,200
Syncor International Corp.*	21,800	594,050
Wellpoint Health Networks, Inc.*	2,681	170,697
		4,682,617
Hospital Management 1.2%
Coventry Health Care, Inc.*	21,100	548,600
LifePoint Hospitals, Inc.*	4,300	158,928
National Home Health Care Corp.*	22,984	277,417
Province Healthcare Co.*	7,800	247,806
		1,232,751
Medical Supply & Specialty 5.7%
Advanced Neuromodulation Systems, Inc.*	14,400	482,976
ArthroCare Corp.*	8,200	147,682
Cooper Companies, Inc.	9,100	431,340
Cytyc Corp.*	13,500	363,420
Diagnostic Products Corp.	10,000	432,000
DIANON Systems, Inc.*	1,900	123,272
Edwards Lifesciences Corp.*	12,300	343,785
Endocare, Inc.*	6,300	124,173
Inverness Medical Innovations, Inc.*	860	19,565
Johnson & Johnson	2,552	165,752
NBTY, Inc.*	20,000	341,200
Nutrition 21, Inc.*	90,600	57,984
Polymedica Industries, Inc.*	7,900	201,055
Quest Diagnostics, Inc.*	5,600	463,960
Renal Care Group, Inc.*	17,000	557,600
Scherer Healthcare, Inc.*	24,300	92,340
STERIS Corp.*	9,700	202,342
Superior Uniform Group, Inc.	26,700	287,025
Sybron Dental Specialties, Inc.*	5,700	114,570
Techne Corp.*	7,700	212,289
Theragenics Corp.*	14,300	141,570
VISX, Inc.*	9,000	158,940
Zoll Medical Corp.*	10,800	414,720
		5,879,560
Pharmaceuticals 1.5%
Alpharma, Inc.	7,500	107,250
CIMA Labs, Inc.*	4,900	130,585
ImmunoGen, Inc.*	4,900	54,243
Medicines Co.*	4,900	69,874
Medicis Pharmaceutical Corp.*	9,700	538,350
Noven Pharmaceuticals, Inc.*	7,000	145,180
Pharmaceutical Product Development, Inc.*	5,000	174,250
Pharmaceutical Resources, Inc.*	4,000	84,760
Pharmacyclics, Inc.*	3,800	29,640
Sicor, Inc.*	14,200	242,536
		1,576,668
Manufacturing 8.5%
Chemicals 0.9%
Aceto Corp.	44,400	512,376
NL Industries, Inc.	9,000	149,400
Symyx Technologies*	10,300	212,695
		874,471
Containers & Paper 0.2%
Chesapeake Corp.	9,400	255,210
Diversified Manufacturing 2.0%
Cantel Industries, Inc.*	14,800	357,420
Clarcor, Inc.	11,850	379,200
Harsco Corp.	17,000	665,380
Merix Corp.*	23,100	431,739
Tredegar Industries, Inc.	13,100	244,970
		2,078,709
Electrical Products 0.4%
C&D Technologies, Inc.	5,000	105,100
Measurement Specialties, Inc.*	14,800	30,858
SL Industries, Inc.*	34,800	278,400
		414,358
Industrial Specialty 2.7%
Ault, Inc.*	6,600	26,400
Badger Meter, Inc.	18,000	495,000
JAKKS Pacific, Inc.*	12,200	277,550
Lamson & Sessions Co.*	21,000	120,750
Lawson Products, Inc.	15,400	443,828
Minerals Technologies, Inc.	5,400	283,338
Regal-Beloit Corp.	21,000	536,550
Spartech Corp.	15,300	376,380
Varian, Inc.*	6,600	250,404
		2,810,200
Machinery/Components/Controls 2.1%
Cybex International, Inc.*	30,900	61,800
Mueller Industries, Inc.*	10,400	363,896
Newport Corp.	11,700	279,630
Polaris Industries, Inc.	7,000	445,900
Reliance Steel & Aluminum Co.	17,550	484,205
Woodward Governor Co.	8,000	550,400
		2,185,831
Wholesale Distributors 0.2%
Insight Enterprises, Inc.*	8,312	188,184
Media 1.1%
Broadcasting & Entertainment 0.2%
Microtune, Inc.*	8,500	122,145
Sirius Satellite Radio, Inc.*	21,200	112,784
		234,929
Print Media 0.9%
Advanced Marketing Services, Inc.	32,700	784,800
Zomax, Inc.*	22,000	160,600
		945,400
Metals and Minerals 0.8%
Steel & Metals
Century Aluminum Co.	12,600	204,750
Commercial Metals Co.	13,000	546,000
Friedman Industries, Inc.	43,000	113,950
		864,700
Service Industries 3.6%
EDP Services 0.4%
Pomeroy Computer Resources, Inc.*	16,200	245,916
VeriSign, Inc.*	4,611	124,497
		370,413
Environmental Services 0.5%
Duratek, Inc.*	20,100	100,098
Scope Industries, Inc.	4,000	259,000
Waste Connections, Inc.*	3,000	100,530
		459,628
Investment 0.0%
M.H. Meyerson & Co, Inc.*	36,200	27,150
Miscellaneous Commercial Services 1.7%
American Management Systems, Inc.*	13,500	252,194
Arbitron, Inc.*	10,200	344,760
Dycom Industries, Inc.*	8,600	128,570
Exponent, Inc.*	42,200	561,682
Global Payments, Inc.	3,600	131,940
Micro General Corp.	21,800	301,276
WebEx Communications, Inc.*	4,900	80,605
		1,801,027
Miscellaneous Consumer Services 1.0%
Fair, Isaac & Co., Inc.	6,600	418,374
ICT Group, Inc.*	25,700	628,365
		1,046,739
Technology 15.7%
Computer Software 3.2%
Activision, Inc.*	4,500	134,235
Advanced Digital Information Corp.*	22,200	288,822
Advent Software, Inc.*	1,900	112,404
AsiaInfo Holdings, Inc.*	3,200	42,112
Borland Software Corp.*	13,100	170,431
Concurrent Computer Corp.*	9,600	79,776
Group 1 Software, Inc.*	12,900	179,955
Inktomi Corp.*	14,000	48,300
Liberate Technologies, Inc.*	18,600	110,670
McAfee.com Corp.*	2,100	34,587
Netegrity, Inc.*	4,100	60,639
NetIQ Corp.*	9,672	210,946
Numerical Technologies, Inc.*	7,000	94,570
Progress Software Corp.*	9,600	174,144
Seebeyond Technology Corp.*	14,700	112,455
Stellent, Inc.*	7,900	76,077
Sybase, Inc.*	7,800	136,266
Take-Two Interactive Software, Inc.*	22,000	442,200
THQ, Inc.*	4,800	235,680
Verity, Inc.*	31,100	549,848
		3,294,117
Diverse Electronic Products 1.3%
Advanced Energy Industries, Inc.*	5,400	194,184
DSP Group, Inc.*	14,600	298,862
ESCO Technologies, Inc.*	9,500	368,980
SBS Technologies, Inc.*	20,400	260,712
Trimble Navigation Ltd.*	10,200	169,626
		1,292,364
EDP Peripherals 0.5%
Black Box Corp.*	3,200	154,944
InFocus Corp.*	8,100	147,501
Printronix, Inc.*	15,800	189,600
		492,045
Electronic Components/Distributors 3.1%
Adaptec, Inc.*	24,300	324,891
American Technical Ceramics Corp.*	10,400	92,040
Anaren Microwave, Inc.*	9,000	130,770
Avnet, Inc.	12,734	344,582
Bel Fuse, Inc. "A"*	13,750	324,500
Bel Fuse, Inc. "B"	26,650	651,859
Imation Corp.*	12,400	328,972
Nu Horizons Electronics, Inc.*	30,450	299,933
Pioneer-Standard Electronics, Inc.	18,400	260,360
Powerwave Technologies, Inc.*	10,600	136,422
Silicon Storage Technology, Inc.*	25,300	266,915
SonicWALL, Inc.*	5,600	73,024
		3,234,268
Electronic Data Processing 0.9%
Computer Network Technology Corp.*	29,800	393,956
IDEXX Laboratories, Inc.*	17,700	475,068
Mips Technologies, Inc. "A"*	5,500	40,480
		909,504
Military Electronics 1.0%
EDO Corp.	20,900	564,509
Engineered Support Systems, Inc.	10,975	507,594
		1,072,103
Office/Plant Automation 1.1%
CACI International, Inc. "A"*	8,600	301,946
FileNet Corp.*	20,600	352,054
Kronos, Inc.*	6,900	324,162
Novell, Inc.*	48,300	187,887
		1,166,049
Precision Instruments 0.5%
Coherent, Inc.*	5,900	200,010
Photon Dynamics, Inc.*	6,300	320,607
		520,617
Semiconductors 4.1%
Alliance Semiconductor Corp.*	12,200	140,544
Alpha Industries, Inc.*	12,300	187,575
Credence Systems Corp.*	17,800	390,888
Cymer, Inc.*	8,600	427,076
Elantec Semiconductor, Inc.*	8,000	342,160
ESS Technology, Inc.*	6,300	130,662
Exar Corp.*	10,300	211,562
GlobespanVirata, Inc.*	10,894	162,538
Integrated Silicon Solution, Inc.*	12,800	164,608
Kopin Corp.*	17,800	162,158
Kulicke & Soffa Industries, Inc.*	17,800	370,418
LTX Corp.*	21,600	587,304
Rambus, Inc.*	11,100	86,469
TranSwitch Corp.*	11,300	36,838
TriQuint Semiconductor, Inc.*	34,700	416,747
Varian Semiconductor Equipment Associates, Inc.*	7,900	355,500
		4,173,047
Transportation 1.9%
Airlines 0.6%
Frontier Airlines, Inc.*	11,400	208,848
Mesa Air Group, Inc.*	8,400	94,080
SkyWest, Inc.	11,900	296,667
		599,595
Railroads 0.2%
Providence & Worcester Railroad Co.	25,000	199,250
Trucking 1.1%
ArvinMeritor, Inc.	11,500	328,325
Roadway Corp.	8,500	314,500
USFreightways Corp.	13,600	481,984
		1,124,809
Utilities 2.2%
Electric Utilities 0.5%
PNM Resources, Inc.	17,200	527,352
Natural Gas Distribution 1.0%
Chesapeake Utilities Corp.	20,200	386,830
ONEOK, Inc.	26,700	556,695
South Jersey Industries, Inc.	4,300	135,665
		1,079,190
Water Supply 0.7%
Southwest Water Co.	43,109	694,055
Other 2.8%
iShares Russell 2000 Index Fund	29,057	2,908,606
Total Common Stocks (Cost $78,892,181)		99,329,142

Cash Equivalents 3.8%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,949,101)	3,949,101	3,949,101
Total Investment Portfolio - 100.0% (Cost $82,841,282) (a)		103,278,243

* Non-income producing security.
(a) The cost for federal income tax purposes was $82,891,420. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $20,386,823. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,217,907 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,831,084.
(b) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $82,841,282)	$ 103,278,243
Cash	5,413
Dividends receivable	45,021
Receivable for Fund shares sold	143,350
Total assets	103,472,027
Liabilities
Payable for Fund shares redeemed	192,217
Accrued management fee	68,724
Other accrued expenses and payables	63,300
Total liabilities	324,241
Net assets, at value	$ 103,147,786
Net Assets
Net assets consist of: Accumulated net investment loss	(88,074)
Net unrealized appreciation (depreciation) on investments	20,436,961
Accumulated net realized gain (loss)	(9,203,511)
Paid-in capital	92,002,410
Net assets, at value	$ 103,147,786

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($46,605,062 / 2,258,715 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.63
Class S Net Asset Value, offering and redemption price per share ($55,371,524 / 2,685,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.62
Class A Net Asset Value and redemption price per share ($666,788 / 32,407 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.58
Maximum offering price per share (100 / 94.25 of $20.58)	$ 21.84
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($353,043 / 17,277 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.43
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($151,369 / 7,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $261)	$ 433,072
Interest	19,728
Total Income	452,800
Expenses: Management fee	333,291
Administrative fee	200,057
Distribution service fees	1,030
Trustees' fees and expenses	2,409
Other	4,127
Total expenses, before expense reductions	540,914
Expense reductions	(40)
Total expenses, after expense reductions	540,874
Net investment income (loss)	(88,074)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,045,092
Net unrealized appreciation (depreciation) during the period on investments	19,760,428
Net gain (loss) on investment transactions	21,805,520
Net increase (decrease) in net assets resulting from operations	$ 21,717,446

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ (88,074)	$ (273,298)
Net realized gain (loss) on investment transactions	2,045,092	1,646,323
Net unrealized appreciation (depreciation) on investment transactions during the period	19,760,428	(12,575,211)
Net increase (decrease) in net assets resulting from operations	21,717,446	(11,202,186)
Fund share transactions: Proceeds from shares sold	13,960,780	17,923,475
Cost of shares redeemed	(8,009,578)	(24,937,897)
Net increase (decrease) in net assets from Fund share transactions	5,951,202	(7,014,422)
Increase (decrease) in net assets	27,668,648	(18,216,608)
Net assets at beginning of period	75,479,138	93,695,746
Net assets at end of period (including accumulated net investment loss of $88,074 at March 31, 2002)	$ 103,147,786	$ 75,479,138

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.59	(2.43)
Total from investment operations	4.54	(2.46)
Net asset value, end of period	$ 20.58	$ 16.04
Total Return (%)	28.30**	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.009
Ratio of expenses (%)	1.49*	1.48*
Ratio of net investment income (loss) (%)	(.47)*	(.60)*
Portfolio turnover rate (%)	42*	48

a For the six months ended March 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class B

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.55	(2.43)
Total from investment operations	4.42	(2.49)
Net asset value, end of period	$ 20.43	$ 16.01
Total Return (%)	27.61**	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.02
Ratio of expenses (%)	2.30*	2.28*
Ratio of net investment income (loss) (%)	(1.28)*	(1.40)*
Portfolio turnover rate (%)	42*	48

a For the six months ended March 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class C

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.54	(2.43)
Total from investment operations	4.42	(2.49)
Net asset value, end of period	$ 20.43	$ 16.01
Total Return (%)	27.61**	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.002
Ratio of expenses (%)	2.28*	2.25*
Ratio of net investment income (loss) (%)	(1.26)*	(1.37)*
Portfolio turnover rate (%)	42*	48

a For the six months ended March 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $11,138,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2006 ($555,000), September 30, 2007 ($663,000), September 30, 2008 ($4,442,000) and September 30, 2009 ($5,478,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $22,161,879 and $18,442,801, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525% and 0.500% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class AARP	$ 89,536	$ 24,469
Class S	109,480	29,694
Class A	697	242
Class B	274	110
Class C	70	37
	$ 200,057	$ 54,552

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 392	$ 157
Class C	105	53
	$ 497	$ 210

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 367	$ 154
Class B	131	50
Class C	35	22
	$ 533	$ 226

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $674.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $112 and none, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $11,506 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $40 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	308,127	$ 5,945,268	279,260	$ 5,017,488
Class S	364,272	6,906,758	737,344	12,864,936
Class A	33,678	636,157	580	10,167***
Class B	16,947	327,649	1,693	28,774***
Class C	7,301	144,948	113	2,110***
		$ 13,960,780		$ 17,923,475
Shares redeemed
Class AARP	(162,562)	$ (3,027,824)	(765,713)	$ (13,261,979)
Class S	(265,616)	(4,927,245)	(667,965)	(11,668,669)
Class A	(1,844)	(35,843)	(7)	(182)***
Class B	(937)	(17,817)	(426)	(7,067)***
Class C	(6)	(849)	-	-***
		$ (8,009,578)		$ (24,937,897)
Net increase (decrease)
Class AARP	145,565	$ 2,917,444	(486,453)	$ (8,244,491)
Class S	98,656	1,979,513	69,379	1,196,267
Class A	31,834	600,314	573	9,985***
Class B	16,010	309,832	1,267	21,707***
Class C	7,295	144,099	113	2,110***
		$ 5,951,202		$ (7,014,422)

*** For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to September 30, 2001.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Small Company Stock Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
2,826,869	136,307	89,788

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes